                               VERTEX ALL CAP FUND
                            VERTEX U.S. ALL CAP FUND
                             VERTEX CONTRARIAN FUND
                500 Boylston Street, Boston, Massachusetts 02116
                            -------------------------


                    Notice of Special Meeting of Shareholders
                           To Be Held August 25, 1999


A Special Meeting of Shareholders of each of the Vertex All Cap Fund ("All Cap Fund"), Vertex U.S. All Cap Fund ("U.S. All Cap Fund") and Vertex Contrarian Fund ("Contrarian Fund"), each a series of MFS Series Trust XI (the "Trust"), will be held at 500 Boylston Street, Boston, Massachusetts, on Wednesday, August 25, 1999 at 9:30 a.m. for the following purposes:

ITEM 1. To approve or disapprove new Investment Advisory Agreements between Vertex Investment Management, Inc. and the Trust, on behalf of each Fund.

ITEM 2. To ratify the selection of Ernst & Young LLP as the independent public accountants to be employed by the Trust on behalf of each Fund for the fiscal year ending September 30, 1999.

ITEM 3. To consider and act upon any matter incidental to the foregoing and to transact such other business as may properly come before the Special Meeting of Shareholders and any adjournments thereof.

    Your Trustees unanimously recommend that you vote in favor of all items.



Only shareholders of record as of July 30, 1999 will be entitled to vote at the Special Meeting of Shareholders and at any adjournments thereof.




                                                    STEPHEN E. CAVAN, Secretary
August 10, 1999



YOUR VOTE IS IMPORTANT. We would appreciate your promptly voting, signing, dating and returning the enclosed proxy, which will help save the necessary and additional expense of a second solicitation. The enclosed self-addressed envelope requires no postage and is provided for your convenience.

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                                 PROXY STATEMENT




This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the "Board of Trustees") of MFS Series Trust XI (the "Trust") on behalf of the Vertex All Cap Fund ("All Cap Fund"), Vertex U.S. All Cap Fund ("U.S. All Cap Fund") and the Vertex Contrarian Fund (the "Contrarian Fund"), each a series of the Trust, to be used at a Special Meeting of Shareholders to be held at 500 Boylston Street, Boston, Massachusetts on Wednesday, August 25, 1999, at 9:30 a.m., and at any adjournments thereof, for the purposes set forth in the accompanying Notice (collectively, the "Special Meeting").


This Proxy Statement, the Notice of Special Meeting of Shareholders and the proxy card are being mailed to shareholders on or about August 10, 1999. All properly executed proxies received in time for the Special Meeting (by returning the enclosed proxy card) will be voted as specified on the proxy or, if no specification is made, in favor of the proposals referred to in the Proxy Statement. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary of the Trust at its principal executive office, 500 Boylston Street, Boston, Massachusetts 02116) or in person at the Special
Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust. In the absence of a notice of revocation, shares will be voted in accordance with the proxy received last.

Shareholders of record at the close of business as of July 30, 1999 (the "Record Date") will be entitled to one vote for each share held. There were ____________ shares of the All Cap Fund ($___ million in net assets), __________ shares of the U.S. All Cap Fund ($____ million in net assets) and _________ shares of the Contrarian Fund ($___ million in net assets) outstanding on the Record Date.


For a free copy of each Fund's Annual Report dated September 30, 1998 and its semi-annual report dated March 31, 1999, write or call MFS Service Center, Inc., at 500 Boylston Street, Boston, Massachusetts 02116 or at (800) 225-2606.


ITEM 1. TO APPROVE NEW INVESTMENT ADVISORY AGREEMENTS BETWEEN VERTEX INVESTMENT MANAGEMENT, INC. AND THE TRUST, ON BEHALF OF EACH FUND

GENERAL


The Board of Trustees is proposing that shareholders approve new Investment Advisory Agreements (the "New Agreements") with Vertex Investment Management, Inc., a Delaware corporation ("VIM" or the "Adviser"), the effect of which would be to increase the rate of compensation payable by each Fund to VIM for its services as each Fund's investment adviser and to change the manner in which this compensation is calculated. VIM is a wholly-owned subsidiary of Massachusetts Financial Services Company, which

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serves as the  investment  adviser  to the MFS  Family of  Funds.  The  Trustees believe that the compensation under each New Agreement is reasonable in light of comparative fee information, each Fund's investment performance, the Adviser's expenses and profitability in managing each Fund and the nature, quality and scope of services provided by VIM to each Fund.


BACKGROUND


The Trust has retained the Adviser to provide each Fund with investment management services pursuant to separate Investment Advisory Agreements each dated April 29, 1998 (the "Current Agreements"). The Current Agreements were most recently approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (collectively, the "Independent Trustees"), on July 28, 1999, and most recently approved by Fund shareholders on April 30, 1998. The New Agreements were approved by the Board of Trustees, including a majority of the Independent Trustees, on July 28, 1999, subject to shareholder approval.


Current Agreements. Pursuant to the Current Agreements, the Adviser provides each Fund with overall investment management services, as well as general office facilities. The Current Agreements are substantially identical to each other. Subject to such policies as the Board of Trustees may determine, the Adviser makes investment decisions for each Fund. As compensation for its services, the Adviser is entitled to a management fee paid by each Fund that is comprised of two components (the "Current Fee"). The first component is a basic fee equal to 1.50% per annum of each Fund's average daily net assets (the "Basic Fee"), and the second component is a performance fee adjustment. The Adviser has waived its right to receive all management fees from each Fund from its inception.

The Current Agreements require each Fund to pay the Adviser, at the end of each month, the Basic Fee of 1.50% (pro rated for the month based upon the number of days in the month) of such Fund's average daily net assets (computed over the course of that month), adjusted upward or downward by 0.10% (pro rated for the month based upon the number of days in the month) of such Fund's average daily net assets (computed over the course of the Performance Period, defined below) for each full percentage point that the Fund's performance during the prior 12 months (the "Performance Period") exceeds or lags the performance of the Standard & Poor's 500 Stock Index (the "S&P 500 Index"). The maximum adjustment (up or down) for a Fund's fiscal year can not exceed 1.50%, so that the minimum and maximum management fee paid by a Fund during any fiscal year is 0% and 3%, respectively. The S&P 500 Index is a market value weighted benchmark of common stock performance, and consists of the 500 largest stocks (in terms of market capitalization) in the United States.

Each Fund's performance is calculated based on the net asset value per share of the Fund's Class A shares. For purposes of calculating the performance adjustment, any dividends or capital gains distributions paid by each Fund are treated as if reinvested in

Class A shares at the net asset value per share as of the record date for payment. The performance of the S&P 500 Index is based on changes in its value over the Performance Period and is adjusted to include as if reinvested any cash distributions from the companies whose securities comprise the Index.

Because the adjustment to the Basic Fee is based on the comparative performance of each Fund and the record of the S&P 500 Index, the controlling factor is not whether the Fund performance is up or down, but whether it is up or down more or less than the record of the Index. The comparative investment record of each Fund is based solely on the relevant Performance Period without regard to cumulative performance over a longer or shorter period of time.

From time to time, the Trustees, without shareholder approval, may determine that another securities index is a more appropriate benchmark than the S&P 500 Index for purposes of evaluating the performance of a Fund. In such event, a successor index may be substituted for the Index. However, the calculation of the performance adjustment for any portion of the Performance Period prior to the adoption of the successor index would still be based upon the Fund's performance compared to the S&P 500 Index.

The Basic Fee is computed daily, the performance fee adjustment is calculated once per month and the entire management fee, allocated to each class of shares in proportion to its average net assets, is normally paid monthly.

New Agreements. Shareholders of each Fund are being asked to approve a New Agreement with a revised management fee (the "Proposed Fee"). The Proposed Fee differs from the Current Fee in two respects.

First, the Basic Fee component of the investment management fee paid by the Fund to the Adviser would be increased from 1.50% per annum to 2.00% per annum. Second, the performance fee adjustment would be increased from 0.10% to 0.20% for each full percentage point that the Fund's performance exceeds or lags the S&P 500 Index..

Because the performance fee would revolve around a 2.00% per annum Basic Fee as opposed to a 1.50% per annum Basic Fee, the maximum adjustment (up or down) for a Fund's fiscal year would not exceed 2.00% (as opposed to 1.50%). Therefore, the minimum and maximum management fee paid by a Fund during any fiscal year would be 0% and 4%, respectively (as opposed to 0% to 3%). Because the performance fee adjustment would increase or decrease in increments of 0.20% for each full percentage point of over- or under-performance against the S&P 500 Index, VIM would receive the full 4% management fee if a Fund out-performed the Index by 10% or more, and would receive 0 if the Fund under-performed the Index by 10% or more. Without this change in the manner in which the performance fee adjustment is calculated (but assuming the change in the Basic Fee from 1.5% to 2% per annum), a Fund would have to out-perform the Index by 20% or more for VIM to earn the full 4% management fee, and VIM would earn nothing if the Fund under-performed the Index by 20% or more. These proposed changes in management fees are the only substantial difference between the Current

Agreements and the New Agreements, and the New Agreements are substantially identical to each other.

If approved by shareholders at the Special Meeting, the New Agreements (and therefore the Proposed Fee) will become effective on October 1, 1999. If the amendments are not approved by shareholders, the Current Agreements will continue in effect in their present form, subject to the continuation and termination provisions contained therein and described below. A description of the New Agreements and the services provided by the Adviser thereunder is set forth below. See "Description of the New Agreements" below.


In approving the New Agreements and recommending their approval by shareholders, the Trustees considered the best interests of the shareholders of each Fund, and took into account all such factors as they deemed relevant. See "Review Process of the Board of Trustees" below.

The Board of Trustees unanimously recommends that shareholders of each Fund approve the New Agreement.

RATIONALE FOR THE PROPOSAL

At the request of the Adviser, the Board of Trustees discussed approval of the New Agreements for each Fund at meetings held on April 28, 1999 and July 28, 1999. In addition, the Independent Trustees also discussed approval of the New Agreements with their independent counsel. In evaluating the New Agreements, the Board of Trustees requested and received information from the Adviser to assist in their deliberations. The Trustees utilized reports sourced by Lipper Analytical Services, Inc. ("Lipper"), a nationally recognized, independent service that monitors mutual fund expenses and performance, and significant amounts of information furnished by the Adviser. The Trustees reviewed these materials and considered various matters, discussed below, in determining the reasonableness and fairness of the proposed changes in the management fee payable by each Fund and reached the following conclusions:


o First, each Fund uses investment leverage through bank borrowings, and makes extensive use of short sales and various types of derivative instruments. These practices require a significant devotion of management, investment, trading and administrative resources;

o Second, management fees are calculated based upon net assets. As a consequence, the Adviser is effectively not compensated for managing assets derived from the bank borrowings, which may equal up to 50% of a Fund's net assets, notwithstanding that these assets are managed as part of the Fund's overall portfolio;


o Third, the mechanics of the Securities and Exchange Commission's mandated calculation of the performance fee adjustment creates distortions in the amount of compensation paid to an adviser of a rapidly growing or shrinking fund. This distortion is a function of basing the monthly performance adjustment calculation on average asset levels over rolling 12 month periods. The Basic Fee is permitted to be calculated each month based on the average daily net assets that month. As a result, in a rapidly growing fund the amount of the Fund's assets upon which a performance fee adjustment is calculated will lag the average assets of the Fund calculated on a more frequent basis; the opposite is true in the case of a rapidly shrinking fund;


o Fourth, to the knowledge of the Trustees, there are very few other registered mutual funds which have the broad investment mandate and investment practices of the Funds. This fact makes any meaningful management fee comparison between the Funds and other registered mutual funds problematic. Because the Funds are most similar to unregistered hedge funds, a comparison between the Funds and these unregistered hedge funds is meaningful. The Trustees understand that the management fee for these unregistered funds is generally a base fee of3/4of 1% to 11/2% of net assets per annum, plus a performance fee of 20% of returns which exceed a so-called "hurdle rate." The hurdle rate is typically set at 6% to 10% of returns based on invested capital. While federal securities laws prohibit this type of fee from being used in connection with registered mutual funds like the Fund, this fee would generally far exceed the Proposed Fee;

o Fifth, the Adviser has provided high quality services with respect to each Fund. The investment performance of each Fund for the one year period ended April 30, 1999 (each Fund commenced investment operations on May 1, 1998) far exceeded the performance of the S&P 500 Index and the average fund performance of each Fund's comparable Lipper Fund peer group;


o Sixth, in today's highly complex investment world, the Trustees and the Adviser both believe an increased fee will help the Adviser remain competitive in attracting, retaining and motivating the top quality investment personnel and other key personnel necessary to manage each Fund and provide new and innovative services; and

o Seventh, the Trustees considered today's ever-expanding securities markets, which operate continuously around the globe. The Trustees believe that additional resources will help the Adviser maintain state-of-the-art computer systems, access information and analyze strategies using sophisticated tools and methodologies.

The Trustees reached these conclusions after careful discussion and analysis and believe that they have carefully and thoroughly examined the questions and alternatives. In recommending that the shareholders of each Fund approve the New Agreement, the Independent Trustees have considered what they believe to be the best interests of the shareholders of each Fund. In so doing the Independent Trustees were advised by independent counsel, retained by the Independent Trustees and paid by the Fund, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

REVIEW PROCESS OF THE BOARD OF TRUSTEES

In reaching its decision, the Board of Trustees examined and weighed many factors, including: (1) the nature, quality and extent of the services rendered and the results achieved by the Adviser and its affiliates in the areas of investment management (including investment performance comparisons with other mutual funds and certain indices) and administrative services; (2) the payments received by the Adviser and its affiliates from all sources involving each Fund and the other investment companies advised by the Adviser and its affiliates;
(3) extensive financial, personnel and structural information as to the Adviser and its affiliates including the costs borne by, and profitability of, the Adviser and its affiliates in providing service of all types to each Fund and to the other investment companies advised by the Adviser and its affiliates; (4) the organizational capabilities, financial condition and future capital requirements of the Adviser and its affiliates; (5) an analysis of the proposed fee rate changes; (6) information concerning each Fund's expense ratio on both an existing and pro forma basis; (7) information as to the management fees paid by the other funds advised by the Adviser and its affiliates; (8) competitive industry fee structures and expense ratios including, specifically and where available, the relationship of the Proposed Fee to those typically paid by other collective investment funds with similar investment objectives; (9) a comparison of the overall profitability of the Adviser to the profitability of certain other investment advisers, including the Adviser's profitability with respect to each Fund; and (10) other factors the Board of Trustees deemed relevant. Certain of these factors are discussed in more detail below.

Portfolio Performance. Each Fund commenced investment operations on May 1, 1998. The Board of Trustees determined that the Adviser has provided high quality services with respect to each Fund. In particular, the Trustees reviewed the performance for Class A shares of each Fund (the only class of shares currently offered for sale) against their applicable Lipper peer group. The Trustees noted that, for the one year period ended April 30, 1999, the All Cap Fund was ranked 2nd by Lipper out of 263 comparable mutual funds ranked by Lipper; the U.S. All Cap Fund was ranked 13th by Lipper out of 263 comparable mutual funds ranked by Lipper; and the Contrarian Fund was ranked 1st by Lipper out of 192 comparable mutual funds ranked by Lipper. These rankings do not take into account the deduction of applicable sales charges.

The Board of Trustees also determined that each Fund's absolute performance and performance relative to comparable mutual funds and indices would not have been materially affected if the Proposed Fee had been in effect from the commencement of each Fund's investment operations.

Each Fund's total return for the year ended April 30, 1999, in comparison with the total return of the comparable Lipper Fund Average and the S&P 500 Index, is set forth below:


                            Year Ended April 30, 1999
                                                                          Total
          All Cap Fund                                                   Return

          Class A Shares................................................ 77.75%

          Class A Shares; assuming that the Current Fee was not
          waived by the Adviser*........................................ 76.25%

          Class A Shares; assuming the Proposed Fee was in effect for the period*................................................... 75.75%

          Lipper Growth Fund Average.................................... 16.85%

          Standard & Poor's 500 Index................................... 21.98%

                                                                          Total
          U.S. All Cap Fund                                              Return

          Class A Shares................................................ 34.70%

          Class A Shares; assuming that the Current Fee was not
          waived by the Adviser*........................................ 33.20%

          Class A Shares; assuming the Proposed Fee was in effect for the period*................................................... 32.70%

          Lipper Growth Fund Average.................................... 16.85%

          Standard & Poor's 500 Index................................... 21.98%

          Contrarian Fund

          Class A Shares................................................ 84.14%

          Class A Shares; assuming that the Current Fee was not
          waived by the Adviser*........................................ 82.64%

          Class A Shares; assuming the Proposed Fee was in effect for the period*................................................... 82.14%

          Lipper Growth and Income Fund Average......................... 11.88%

          Standard & Poor's 500 Index................................... 21.98%

----------------------------------

* If the Current Fee or Proposed Fee been charged, only the Basic Fee component would have been assessed because the Funds commenced investment operations on May 1, 1998. The performance fee adjustment only applies after the Funds have completed 12 months of investment operations.


The S&P 500 Index is unmanaged, assumes reinvestment of estimated dividends and does not reflect fees and expenses. Investors may not invest directly in an index. The Lipper Fund Averages and each Fund's performance assume reinvestment of capital gains and dividends and do not reflect the deduction of sale charges.


The Trustees also considered the nature, quality and extent of the investment advisory services rendered by the Adviser to each Fund as well as the background of the portfolio managers and other executive personnel of the Adviser and its affiliates. The Adviser provided insights on the competition it faces in attracting top quality personnel and the Trustees reviewed the Adviser's recent additions of portfolio managers, analysts and others involved in research and quantitative analysis.


Actual and Pro Forma Management Fees and Expenses. The Board of Trustees considered the effect of the Proposed Fee on each Fund's fee rates and annual expense ratios (which include the management fee and all other operating expenses incurred by each Fund). The table set forth below under "Effect of an Increase in the Management Fee" provides comparative data for the fiscal period ended September 30, 1998, assuming that the Proposed Fee had been in effect throughout the period.


Costs of Providing Service and Profitability. The Board of Trustees reviewed information concerning profitability of the Adviser's (and its affiliates') investment advisory and other activities and its financial condition. The information considered by the Trustees included operating profit margin information both before and after the Adviser's net expenditures for marketing. The Trustees also reviewed profitability data for the Adviser and its affiliates on a fund-by-fund basis.

The Trustees recognized that the growth of assets under management by the Adviser would have positive effects on the Adviser's profitability even without the proposed fee increase; however, the Trustees also considered the fact that the proposed fee increase would enhance the Adviser's ability to attract and retain highly qualified investment and administrative professional in a competitive investment management environment, and thus address the expectations of the Trustees regarding the performance of each Fund that only such professionals can satisfy.


Certain assumptions and methods of allocation utilized by the Adviser in preparing fund-by-fund data were reviewed by the Trustees. While the Adviser believes that the methods of allocation used were reasonable, there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Adviser and its affiliates where each of the advisory products draws on, and benefits from, the pooled research of the organization.


Comparisons with Other Funds. To the knowledge of the Trustees, there are very few other registered mutual funds which have the broad investment mandate and investment practices of the Funds. This fact makes any meaningful management fee comparison between the Funds and other registered mutual funds problematic.
Because the Funds are most similar to unregistered hedge funds, a comparison between the Funds and these unregistered hedge funds is meaningful. The Trustees understand that the management fee for these unregistered funds is generally a base fee of 3/4 of 1% to 1 1/2% of net assets per annum, plus a performance fee of 20% of returns which exceed a so-called "hurdle rate." The hurdle rate is typically set at 6% to 10% of returns based on invested capital. While federal securities laws prohibit this type of fee from being used in connection with registered mutual funds such as the Fund, this fee would generally far exceed the Proposed Fee.

The All Cap Fund had a total return of 77.75% for the year ended April 30, 1999. The maximum management fee the Fund would pay to the Adviser, assuming that the Proposed Fee was in effect for the entire year and the performance adjustment was applied, is 4% per annum, equaling approximately $63,913 (assuming average daily net assets for the year of $1,597,835). Under the Proposed Fee, the Adviser would receive a Basic Fee of 2.00% per annum plus a performance fee of 0.20% for each 1% of over-performance above the S&P 500 Index, up to a maximum of 2.00% per annum. Therefore, the Adviser is not compensated under the performance fee adjustment for performance that exceeds 10 percentage points above the S&P 500 Index. Because the Fund had a 77.75% total return for the year ended April 30, 1999, while the S&P 500 Index had a 21.98% total return for this period, the Adviser's compensation under the performance fee adjustment would be limited to the 10 percentage points of over-performance above the Index, but would not include the additional 45.77 percentage points of over-performance above the Index.

A typical unregistered hedge fund would pay a performance fee based on the entire amount of the over-performance above its benchmark index, after the hurdle rate has been satisfied. Therefore, assuming that the hedge fund had a 77.75% total return compared to a benchmark return of 21.98% and that the hurdle rate was 8%, the performance fee would be based upon the 47.77 percentage points of over-performance (55.77% of over-performance minus the 8% hurdle rate), while the performance fee for the Fund, as noted above, would be based only on the 10 percentage points of over-performance.

In addition, compared to the hedge fund's basic fee of 3/4 of 1% to 1 1/2% per annum, which is paid regardless of the fund's performance, the Fund's proposed Basic Fee of 2.00% per annum would fall to 0 if the Fund under-performs its Index by 10 percentage points. However, unlike the Fund, the performance fee adjustment for a typical hedge fund is not paid until all prior losses have been made up.


Non-Advisory Services Provided to the Fund. The Board of Trustees reviewed the general nature of the non-investment advisory services performed by the Adviser and its affiliates, such as administrative, transfer agency and distribution services and the fees received by the Adviser and its affiliates for performing such services. In addition to reviewing such services, the Trustees also considered the organizational structure employed by the Adviser and its affiliates to provide those services.

EFFECT OF AN INCREASE IN THE MANAGEMENT FEE


The effect of the proposed changes in each Fund's management fee is illustrated below. For the fiscal period ended September 30, 1998 (each Fund commenced investment operations on May 1, 1998), this information illustrates the amount each Fund was obligated to pay to the Adviser under the Current Fee, and the amount each Fund would have been obligated to pay to the Adviser had the Proposed Fee been in effect for the entire period. MFS waived its right to receive investment management fees from each Fund during this period; therefore the Funds' did not, in fact, incur any management fees for this period.


                         Period ended September 30, 1998
               (commencement of investment operations May 1, 1998)

                                  All Cap Fund

                      % of Average
Management Fee       Daily Net Assets        Amount of Fee        % Change

  Current Fee             1.50%                 $5,848
  Proposed Fee            2.00%                 $7,840
  Difference              0.50%                 $1,992               34%

                                U.S. All Cap Fund

                      % of Average
Management Fee       Daily Net Assets        Amount of Fee        % Change

  Current Fee             1.50%                 $1,915
  Proposed Fee            2.00%                 $2,568
  Difference              0.50%                   $653               34%

                                 Contrarian Fund

                      % of Average
Management Fee       Daily Net Assets        Amount of Fee        % Change

  Current Fee             1.50%                 $2,322
  Proposed Fee            2.00%                 $3,106
  Difference              0.50%                   $784               34%


MFS acts as each Fund's administrator for which it receives an administrative services fee from each Fund. For the period from May 1, 1998 (commencement of investment operations) to September 30, 1998, the administrative services fee paid to MFS by the All Cap Fund was $59, by the U.S. All Cap Fund was $19, and by the Contrarian Fund was $23. MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, provides shareholder agency services to each Fund for which it received a fee during this period from the All Cap Fund of $438, U.S. All Cap Fund of $144, and Contrarian Fund of $175.

Shown below is a chart of the expenses and fees each Fund incurred during its fiscal period ended September 30, 1998, together with pro forma fees each Fund would have paid had the Proposed Fee been in effect the entire period.


EXPENSE TABLE

This table describes the fees and expenses that you may pay when you buy, redeem and hold shares of each Fund.

Shareholder Fees (fees paid directly from your investment):

                                         Class A                 Class B            Class C            Class I
                                                Pro                     Pro                Pro                Pro
                                    Current     Forma       Current     Forma     Current  Forma     Current  Forma
Maximum Sales Charge (Load
Imposed on Purchases (as a
percentage of offering price).....   5.75%      5.75%        None        None      None     None      None      None

Maximum Deferred Sales Charge
(Load)(as a percentage of original
purchase price or redemption        See        See
proceeds, whichever is less)......  Below(1)   Below(1)     4.00%       4.00%     1.00%    1.00%     None      None


Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

                                                      All Cap Fund

                                         Class A                 Class B            Class C            Class I
                                                Pro                     Pro                Pro                Pro
                                    Current     Forma       Current     Forma     Current  Forma     Current  Forma
Management Fees...................   1.50%      2.00%       1.50%       2.00%     1.50%    2.00%     1.50%    2.00%
Distribution and
   Service (12b-1) Fees2..........   0.35       0.35        1.00        1.00      1.00     1.00      0.00     0.00
Other Expenses3...................   6.77       6.77        6.77        6.77      6.77     6.77      6.77     6.77
                                     ----       ----        ----        ----      ----     ----      ----     ----
Total Annual Fund
   Operating Expenses.............   8.62       9.12        9.27        9.77      9.27     9.77      8.27     8.77
   Fee Waivers and/or Expense
       Reimbursement4.............   6.62       7.12        6.27        6.77      6.27     6.77      6.27     6.77
                                     ====       ====        ====        ====      ====     ====      ====     ====
  Net Expenses....................   2.00%      2.00%       3.00%      3.00%      3.00%    3.00%     2.00%    2.00%


                                                   U.S. All Cap Fund

                                         Class A                 Class B            Class C            Class I
                                                Pro                     Pro                Pro                Pro
                                    Current     Forma       Current     Forma     Current  Forma     Current  Forma
Management Fees...................   1.50%      2.00%       1.50%      2.00%      1.50%    2.00%     1.50%    2.00%
Distribution and
   Service (12b-1) Fees2..........   0.35       0.35        1.00       1.00       1.00     1.00      0.00     0.00
Other Expenses3...................  20.01      20.01       20.01      20.01      20.01    20.01     20.01    20.01
                                    -----      -----       -----      -----      -----    -----     -----    -----
Total Annual Fund
   Operating Expenses.............  21.86      22.36       22.51      23.01      22.51    23.01     21.51    22.01
   Fee Waivers and/or Expense
       Reimbursement4.............  19.86      20.36       19.51      20.01      19.51    20.01     19.51    20.01
                                    =====      =====       =====      =====      =====    =====     =====    =====
  Net Expenses....................   2.00%      2.00%       3.00%      3.00%      3.00%    3.00%     2.00%    2.00%


                                                    Contrarian Fund

                                         Class A                 Class B            Class C            Class I
                                                Pro                     Pro                Pro                Pro
                                    Current     Forma       Current     Forma     Current  Forma     Current  Forma
Management Fees...................   1.50%      2.00%       1.50%      2.00%      1.50%    2.00%     1.50%    2.00%
Distribution and
   Service (12b-1) Fees2..........   0.35       0.35        1.00       1.00       1.00     1.00      0.00     0.00
Other Expenses3...................  13.84      13.84       13.84      13.84      13.84    13.84     13.84    13.84
                                    -----      -----       -----      -----      -----    -----     -----    -----
Total Annual Fund
   Operating Expenses.............  15.69      16.19       16.34      16.84      16.34    16.84     15.34    15.84
   Fee Waivers and/or Expense
       Reimbursement4.............  13.69      14.19       13.34      13.84      13.34    13.84     13.34    13.84
                                    =====      =====       =====      =====      =====    =====     =====    =====
  Net Expenses....................   2.00%      2.00%       3.00%      3.00%      3.00%    3.00%     2.00%    2.00%


----------------------------------

(1) An initial sales charge will not be deducted from your purchase if you buy $1 million or more of Class A shares, or if you are investing through a retirement plan and your Class A purchase meets certain requirements. However, in this case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months.

(2) Each Fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of Class A, B and C shares and the services provided to you by your financial adviser (referred to as distribution and service fees).

(3) Each Fund has an expense offset arrangement which reduces its custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. Each Fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the Fund's expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the Fund.

(4) The Adviser has contractually agreed to waive its right to receive management fees from each Fund. The Adviser has also contractually agreed to bear the expenses of each Fund, subject to reimbursement by each Fund, such that "Other Expenses" do not exceed 2.00% per annum of such Fund's average daily net assets. Each Fund's distributor has contractually agreed to waive its right to receive the 0.35% per annum Class A distribution and service fees from each Fund. These contractual fee arrangements will remain in effect until at least February 1, 2000, absent an earlier modification approved by the Board of Trustees which oversees each Fund.

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

The examples assume that:

o You invest $10,000 in a Fund for the time periods indicated and you redeem your shares at the end of the time periods;

o Your investment has a 5% return each year and dividends and other distributions are reinvested; and


o The Fund's operating expenses remain the same, except that the Fund's total operating expenses are assumed to be the Fund's "Net Expenses" for the first year, and the Fund's "Total Annual Fund Operating Expenses" for subsequent years (see "Annual Fund Operating Expense" table above).


Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                  All Cap Fund

                                     1 Year            3 Years             5 Years             10 Years
                                     ------            -------             -------             --------
Class A Shares
Current Fee..................     $766      -      $2,380      -       $3,879      -      $7,176        -
Proposed Fee.................     $766      -      $2,465      -       $4,026      -      $7,401        -
Class B Shares                             (1)                (1)                 (1)                  (1)
Current Fee..................     $703     $303    $2,414    $2,114    $3,974   $3,774    $7,256(2)  $7,256(2)
Proposed Fee.................     $703     $303    $2,502    $2,202    $4,124   $3,924    $7,479     $7,479
Class C Shares
Current Fee..................     $403     $303    $2,114    $2,114    $3,774   $3,774    $7,342     $7,342
Proposed Fee.................     $403     $303    $2,202    $2,202    $3,924   $3,924    $7,561     $7,561
Class I Shares
Current Fee..................     $203      -      $1,851      -       $3,394      -      $6,829        -
Proposed Fee.................     $203      -      $1,942      -       $3,553      -      $7,077        -


----------------------------------

(1) Assumes no redemption
(2) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

                                U.S. All Cap Fund

                                     1 Year           3 Years             5 Years               10 Years
                                     ------           -------             -------               --------
Class A Shares
Current Fee..................     $766     -      $4,325      -       $6,785       -     $10,104           -
Proposed Fee.................     $766     -      $4,387      -       $6,859       -     $10,132           -
Class B Shares                            (1)                (1)                  (1)                     (1)
Current Fee..................     $703    $303    $4,426    $4,216    $6,928    $6,728   $10,130(2)   $10,130(2)
Proposed Fee.................     $703    $303    $4,490    $4,190    $7,003    $6,803   $10,155      $10,155
Class C Shares
Current Fee..................     $403    $303    $4,126    $4,126    $6,728    $6,723   $10,152      $10,152
Proposed Fee.................     $403    $303    $4,190    $4,190    $6,803    $6,803   $10,176      $10,176
Class I Shares
Current Fee..................     $203     -      $3,933      -       $6,533       -     $10,088           -
Proposed Fee.................     $203     -      $3,999      -       $6,613       -     $10,120           -


----------------------------------

(1) Assumes no redemption

(2) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.


                                 Contrarian Fund

                                     1 Year            3 Years             5 Years             10 Years
                                     ------            -------             -------             --------
Class A Shares
Current Fee..................     $766      -      $3,496      -       $5,673      -      $9,378        -
Proposed Fee.................     $766      -      $3,568      -       $5,777      -      $9,469        -
Class B Shares                             (1)                (1)                 (1)                  (1)
Current Fee..................     $703     $303    $3,569    $3,269    $5,801   $5,601    $9,432(2)  $9,432(2)
Proposed Fee.................     $703     $303    $3,644    $3,344    $5,901   $5,707    $9,521     $9,521
Class C Shares
Current Fee..................     $403     $303    $3,269    $3,269    $5,601   $5,601    $9,474     $9,474
Proposed Fee.................     $403     $303    $3,344    $3,344    $5,707   $5,707    $9,561     $9,561
Class I Shares
Current Fee..................     $203      -      $3,045      -       $5,329      -      $9,268        -
Proposed Fee.................     $203      -      $3,122      -       $5,442      -      $9,370        -


----------------------------------

(1) Assumes no redemption
(2) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.


FEES OF SIMILAR FUNDS MANAGED BY THE ADVISER

The Adviser does not act as the investment adviser to any other registered investment company having similar investment objectives and policies to that of the Funds. Therefore, information concerning management fees charged by the Adviser for similar fund management is not available.


INVESTMENT ADVISER

The Adviser is a wholly-owned subsidiary of MFS. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $114 billion on behalf of over 4.2 million investor accounts as of June 30, 1999. MFS is a subsidiary of Sun Life Assurance Company of Canada (U.S.) Financial Services Holdings, Inc. ("Sun Life of Canada (U.S.)"), which in turn is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895, establishing a headquarters office here in 1973.

The Directors of the Adviser are Jeffrey L. Shames and Arnold D. Scott. Mr. Shames is also the President of the Adviser. The address of Messrs. Shames and Scott is 500 Boylston Street, Boston, Massachusetts 02116.


Mr. Shames, the Chairman, President and a Trustee of the Trust, is also, as noted above, the President and a Director of the Adviser. Stephen E. Cavan, the Secretary of the Trust, is also the Secretary of the Adviser. As of June 30, 1999, except as noted below, no officer or Trustee of any Fund owned beneficially greater than 1% of the outstanding shares of any Fund. As of June 30, 1999, James R. Bordewick, Jr. owned 1% of the All Cap Fund. As of such date, the officers and Trustees of each Fund in the aggregate owned beneficially less than 1% of the outstanding shares of each Fund. [NOTE - TRUSTEES ARE SHAMES, DARLING AND GUTOW AND OFFICERS ARE CAVAN, BORDEWICK, LONDON, BRADLEY, MOYNIHAN AND YOST.]


In certain instances there may be securities which are suitable for a Fund's portfolio as well as for portfolios of other clients of the Adviser and its affiliates. Some simultaneous transactions are inevitable when several clients receive investment advice from the Adviser and its affiliates, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as a Fund is concerned, in other cases, however, it may produce increased investment opportunities for a Fund.

Broker-dealers may be willing to furnish statistical, research and other factual information or services to the Adviser and its affiliates for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of a Fund.


For the current fiscal year, the Board of Trustees, together with the Boards of Trustees of certain other funds advised by the Adviser's affiliates, have directed the Adviser and its affiliates to allocate a total of $72,500 of commission business from the Funds and these other funds to the Pershing Division of Donaldson, Lufkin and Jenrette as consideration for the annual renewal of certain publications provided by Lipper (which provides information useful to the Board of Trustees in reviewing the relationship between each Fund and the Adviser).


The address of the Adviser and MFS Fund Distributors, Inc. ("MFD"), each Fund's distributor, is 500 Boylston Street, Boston, Massachusetts 02116.

DESCRIPTION OF THE NEW AGREEMENTS


As noted above, the Current Agreement for each Fund and the New Agreement for each Fund are identical except that each New Agreement reflects the Proposed Fee (each New Agreement also has a new commencement date and termination date). Under each New Agreement, the Adviser provides portfolio management services for each Fund, including investment research, advice and supervision of the Fund's assets.

Each Fund pays its expenses (other than those assumed by the Adviser or MFD), including: investment advisory and administrative services; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares; expenses of preparing, printing and mailing share certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund's custodian and transfer agent, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of each Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that its Distribution Agreement with MFD, each Fund's distributor, requires MFD to pay for prospectuses that are to be used for sales purposes.

The Adviser pays the compensation of the Trust's officers who are affiliated with the Adviser or its affiliates and any Trustee who is an officer of the Adviser or its affiliates. The Adviser also furnishes at its own expense all necessary portfolio management services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing each Fund's investments and effecting transactions in their portfolio securities.

The New Agreement for each Fund provides that in the absence of willful misfeasance, bad faith or gross negligence, the Adviser shall not be liable for any act or omission in the course of, or in connection with, the rendering of its services thereunder.


The New Agreement for each Fund, if approved, will remain in effect pursuant to its terms until September 30, 2001 (for the Current Agreement for each Fund, this date is April 29, 2000), and thereafter for successive one-year periods if and so long as such continuation is specifically approved at least annually by
(a) the Board of Trustees or (b) the affirmative vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuation also is approved by a majority of the Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such approval. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy (a "1940 Act Majority Vote"). The New Agreement for each Fund is terminable, without penalty, by the Board of Trustees, by a 1940 Act Majority Vote of the Fund's shareholders or by the Adviser, in each case on not more than sixty nor less than thirty days' written notice to the other party and to the Fund. The New Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

The description of the New Agreement for each Fund is qualified in its entirety by reference to the form of New Agreement which is attached as Appendix A to this proxy statement.

REQUIRED VOTE

Approval of the New Agreement for each Fund requires a 1940 Act Majority Vote of that Fund's shareholders (as defined above).

The Board of Trustees unanimously recommends that shareholders of each Fund vote FOR approval of the New Agreement.


ITEM 2.  RATIFICATION OF SELECTION OF ACCOUNTANTS


It is intended that proxies not limited to the contrary will be voted in favor of ratifying the selection, by a majority of the Independent Trustees of the Trust, of Ernst & Young LLP pursuant to Section 32 (a) of the 1940 Act as independent public accountants. Ernst & Young LLP has been engaged to certify every financial statement of the Trust on behalf of each Fund required by any law or regulation to be certified by independent public accountants and filed with the SEC in respect of all or any part of the fiscal year ending September 30, 1999. Ernst & Young LLP has no direct or material indirect interest in the Trust or any Fund. A representative of Ernst & Young LLP is expected to be present at the Special Meeting and will have an opportunity to make a statement if he desires to do so. Such representative is also expected to be available to respond to appropriate questions.


The Board of Trustees unanimously recommends that shareholders of each Fund vote FOR the approval of this item.

MANNER OF VOTING PROXIES

All proxies received by management will be voted on all matters presented at the Special Meeting and at any adjournments therefor, and if not limited to the contrary, will be voted FOR Items 1 and 2.

Proxies which are returned but which are marked "abstain" will be counted as present for the purposes of a quorum. However, abstentions will not be counted as votes cast. Abstentions will have the same effect as a vote against Item 1, and will have no effect on the vote with respect to Item 2.

Management knows of no other matters to be brought before the Special Meeting. If, however, any other matters come before the Special Meeting and any adjournments thereof, it is management's intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

SUBMISSION OF CERTAIN PROPOSALS

The Trust is a Massachusetts business trust, and as such is not required to hold annual meetings of shareholders. However, meetings of shareholders may be held from time to time to consider such matters as the approval of investment advisory agreements or changes in certain investment restrictions. Proposals of shareholders which are intended to be presented at future shareholder's meetings must be received by the Trust a reasonable time prior to the Trust's solicitation of proxies relating to such future meeting.

ADDITIONAL INFORMATION

As of the Record Date, [PROVIDE 5% HOLDER INFORMATION]

The information contained in this proxy statement relating to the Adviser has been furnished by the Adviser. The Adviser will pay all costs of the proxy solicitation.

In the event that sufficient votes in favor of the proposals set forth in the Notice of Special Meeting are not received by August 25, 1999, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.
Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of any such adjournment those proxies required to be voted in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will by borne by the Adviser.

                IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

August 10, 1999

                                                                      EXHIBIT A

                                     FORM OF

                          INVESTMENT ADVISORY AGREEMENT





         INVESTMENT ADVISORY AGREEMENT, dated this 30th day of September, 1999, by and between MFS SERIES TRUST XI, a Massachusetts business trust (the "Trust"), on behalf of VERTEX ____________ FUND, a series of the Trust (the "Fund"), and VERTEX INVESTMENT MANAGEMENT, INC., a Delaware corporation (the "Adviser").


                                   WITNESSETH:

         WHEREAS, the Trust is engaged in business as an open-end investment company registered under the Investment Company Act of 1940; and

         WHEREAS, the Adviser is willing to provide business services to the Fund on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

         Article 1. Duties of the Adviser. The Adviser shall provide the Fund with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of its funds. The Adviser shall act as adviser to the Fund and as such shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held uninvested, subject always to the restrictions of the Trust's Amended and Restated Declaration of Trust, dated January 24, 1996, and By-Laws, each as amended from time to time (respectively, the "Declaration" and the "By-Laws"), to the provisions of the Investment Company Act of 1940 and the Rules, Regulations and orders thereunder and to the Fund's then-current Prospectus and Statement of Additional Information. The Adviser shall also make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's portfolio securities shall be exercised. Should the Trustees at any time, however, make any definite determination as to the investment policy and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination shall be revoked. The Adviser shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Fund's account with brokers or dealers selected by it, and to that end, the Adviser is authorized as the agent of the Fund to give instructions to the Custodian of the Fund as to the deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed to seek for the Fund execution at the most reasonable  price  by  responsible  brokerage  firms at  reasonably  competitive commission rates. In fulfilling this requirement, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused the Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion.

The Adviser may from time to time enter into sub-investment advisory agreements with one or more investment advisers with such terms and conditions as the Adviser may determine, provided that such sub-investment advisory agreements have been approved in accordance with applicable provisions of the Investment Company Act of 1940. Subject to the provisions of Article 6, the Adviser shall not be liable for any error of judgment or mistake of law by any sub-adviser or for any loss arising out of any investment made by any sub-adviser or for any act or omission in the execution and management of the Fund by any sub-adviser.

         Article 2. Allocation of Charges and Expenses. The Adviser shall furnish at its own expense investment advisory and administrative services, office space, equipment and clerical personnel necessary for servicing the investments of the Fund and maintaining its organization and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Fund. The Adviser shall arrange, if desired by the Trust, for Directors, officers and employees of the Adviser to serve as Trustees, officers or agents of the Trust if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law. It is understood that the Fund will pay all of its own expenses including, without limitation, compensation of Trustees "not affiliated" with the Adviser; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; expenses of shareholders' meetings; and expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes (except to the extent that any Distribution

Agreement to which the Trust is a party provides that another party is to pay some or all of such expenses).


         Article 3. Compensation of the Adviser. For the services to be rendered and the facilities to be provided, the Fund shall pay to the Adviser a base investment advisory fee subject to a performance adjustment, computed and paid monthly, beginning, in the case of the performance adjustment only, in the thirteenth month following commencement of operations of the Fund. The base investment advisory fee shall be at an annual rate of 1.50% of the Fund's average daily net assets from May 1, 1998 through September 30, 1999, and 2.00% of the Fund's average daily net assets thereafter. The base investment advisory fee shall be increased by 0.10% (for all performance periods ended on or prior to September 30, 1999) or 0.20% (for all performance periods ended on or after October 31, 1999) for each full 1% that the investment performance of a Class A share of beneficial interest of the Fund during the performance period has exceeded the investment record of the index, and shall be decreased by 0.10% (for all performance periods ended on or prior to September 30, 1999) or 0.20%
(for all performance periods ended on or after October 31, 1999) for each full 1% by which the investment performance of a Class A share of beneficial interest of the Fund during the performance period has been less than the investment record of the index; provided, however, that no increase or decrease in the base investment advisory fee rate shall exceed 1.50% per annum for the period from May 1, 1998 through September 30, 1999, and 2.00% per annum thereafter. As used in this Article 3, the term "index" means such appropriate index of securities prices as the Trust's Board of Trustees shall choose from time to time, and the term "performance period" means the twelve month period ending on the last day of the month immediately preceding the monthly computation called for by this
Article 3. In computing the amount of the base fee, the fee shall be applied against the Fund's average daily net assets computed over the month for which the base fee is paid; in computing the amount of the performance adjustment, the adjustment shall be applied against the Fund's average daily net assets computed over the performance period. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation payable to the Adviser with respect to the Fund shall be prorated.


         Article 4. Special Services. Should the Trust have occasion to request the Adviser to perform services not herein contemplated or to request the Adviser to arrange for the services of others, the Adviser will act for the Trust on behalf of the Fund upon request to the best of its ability, with compensation for the Adviser's services to be agreed upon with respect to each such occasion as it arises.

         Article 5. Covenants of the Adviser. The Adviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's distributor, if any, as principals in making purchases or sales of securities or other property for the account of the Fund, except as permitted by the Investment Company Act of 1940 and the Rules, Regulations or orders thereunder, will not take a long or short position in the shares of the Fund except as permitted by the Declaration, and will comply with all other provisions of the Declaration and the By-Laws and the then-current Prospectus and Statement of Additional Information of the Fund relative to the Adviser and its Directors and officers.

         Article 6. Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties and obligations hereunder. As used in this Article 6, the term "Adviser" shall include Directors, officers and employees of the Adviser as well as that corporation itself.

         Article 7. Activities of the Adviser. The services of the Adviser to the Fund are not deemed to be exclusive, the Adviser being free to render investment advisory and/or other services to others. The Adviser and its successors or assignees may permit other fund clients to use the initials "MFS" in their names. The Fund agrees that if the Adviser or its successors or assignees shall for any reason no longer serve as the Adviser to the Fund and the Fund's name contains the initials "MFS", the Fund will change its name so as to delete the initials "MFS." It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser, as Directors, officers, employees, or otherwise and that Directors, officers and employees of the Adviser are or may become similarly interested in the Trust, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

         Article 8. Duration, Termination and Amendment of this Agreement. This Agreement shall become effective on the date first above written and shall govern the relations between the parties hereto thereafter, and shall remain in force until September 30, 2001 on which date it will terminate unless its continuance after September 30, 2001 is "specifically approved at least annually" (i) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of the Adviser at a meeting specifically called for the purpose of voting on such approval, and (ii) by the Board of Trustees of the Trust, or by "vote of a majority of the outstanding voting securities" of the Fund.


         This Agreement may be terminated at any time without the payment of any penalty by the Trustees or by "vote of a majority of the outstanding voting securities" of the Fund, or by the Adviser, in each case on not more than sixty days' nor less than thirty days' written notice to the other party. This Agreement shall automatically terminate in the event of its "assignment".

         This Agreement may be amended only if such amendment is approved by "vote of a majority of the outstanding voting securities" of the Fund.

         Article 9. Scope of Trust's Obligations. A copy of the Trust's Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Adviser acknowledges that the obligations of or arising out of this Agreement are not binding upon any of the Trust's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust. If this Agreement is executed by the Trust on behalf of one or more series of the Trust, the Adviser further acknowledges that the assets and liabilities of each series of the Trust are separate and distinct and that the obligations of or arising out of this Agreement are binding solely upon the assets or property of the series on whose behalf the Trust has executed this Agreement.

         Article 10. Definitions. The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," "investment performance," "investment record," and "interested person," when used in this Agreement, shall have the respective meanings specified, and shall be construed in a manner consistent with, the Investment Company Act of 1940 and the Rules and Regulations promulgated thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

         Article 11. Record Keeping. The Adviser will maintain records in a form acceptable to the Trust and in compliance with the rules and regulations of the Securities and Exchange Commission, including but not limited to records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder, which at all times will be the property of the Trust and will be available for inspection and use by the Trust.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, and their respective seals to be hereto affixed, all as of the day and year first written above. The undersigned Trustee of the Trust has executed this Agreement not individually, but as Trustee under the Declaration.


                                      MFS SERIES TRUST XI, on behalf of
                                      VERTEX __________ FUND, one of its series


                                      By:
                                           James R. Bordewick, Jr.
                                           Assistant Secretary



                                      VERTEX INVESTMENT MANAGEMENT, INC.


                                      By:
                                           Jeffrey L. Shames
                                           Chairman

        THIS PROXY IS SOLICITED AND ON BEHALF OF THE BOARD OF TRUSTEES OF
                              VERTEX ALL CAP FUND
         Proxy for the Special Meeting of Shareholders, August 25, 1999

The undersigned hereby appoints JAMES R. BORDEWICK, JR., STEPHEN E. CAVAN, W. THOMAS LONDON, ARNOLD D. SCOTT, JEFFREY L. SHAMES, and each of them, proxies with several powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of VERTEX ALL CAP FUND, to be held at 500 Boylston
Street, Boston, Massachusetts, on Wednesday, August 25, 1999 at 9:30 a.m., notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROPOSALS HAVE BEEN PROPOSED BY THE BOARD OF TRUSTEES. IF NO DIRECTION IS GIVEN ON THE PROPOSALS, THIS PROXY CARD WILL BE VOTED "FOR" ITEMS 1 AND 2. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.


         PLEASE VOTE AND SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.


Please sign this proxy exactly as your name appears. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

         PLEASE MARK VOTES
         AS IN THIS EXAMPLE

1.)      NEW ADVISORY AGREEMENT WITH            For        Against      Abstain
         VERTEX INVESTMENT MANAGEMENT, INC.
                                                ------     ------       ------


2.)      RATIFICATION OF
         SELECTION OF ACCOUNTANTS               ______     ______       ______




Please be sure to sign and date this Proxy.      Date: ___________________


Shareholder sign here__________________  Co-owner sign here:___________________




Mark Line at right if comments or address change
have been noted on the reverse side of this card.             ______

        THIS PROXY IS SOLICITED AND ON BEHALF OF THE BOARD OF TRUSTEES OF
                            VERTEX U.S. ALL CAP FUND
         Proxy for the Special Meeting of Shareholders, August 25, 1999

The undersigned hereby appoints JAMES R. BORDEWICK, JR., STEPHEN E. CAVAN, W. THOMAS LONDON, ARNOLD D. SCOTT, JEFFREY L. SHAMES, and each of them, proxies with several powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of VERTEX U.S. ALL CAP FUND, to be held at 500 Boylston Street, Boston, Massachusetts, on Wednesday, August 25, 1999 at 9:30 a.m., notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROPOSALS HAVE BEEN PROPOSED BY THE BOARD OF TRUSTEES. IF NO DIRECTION IS GIVEN ON THE PROPOSALS, THIS PROXY CARD WILL BE VOTED "FOR" ITEMS 1 AND 2. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.


         PLEASE VOTE AND SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.


Please sign this proxy exactly as your name appears. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

         PLEASE MARK VOTES
         AS IN THIS EXAMPLE

1.)      NEW ADVISORY AGREEMENT WITH            For        Against      Abstain
         VERTEX INVESTMENT MANAGEMENT, INC.
                                                ------     ------       ------


2.)      RATIFICATION OF
         SELECTION OF ACCOUNTANTS               ______     ______       ______




Please be sure to sign and date this Proxy.     Date:________________________



Shareholder sign here____________________   Co-owner sign here:________________




Mark Line at right if comments or address change
have been noted on the reverse side of this card.             ______

        THIS PROXY IS SOLICITED AND ON BEHALF OF THE BOARD OF TRUSTEES OF
                             VERTEX CONTRARIAN FUND
         Proxy for the Special Meeting of Shareholders, August 25, 1999

The undersigned hereby appoints JAMES R. BORDEWICK, JR., STEPHEN E. CAVAN, W. THOMAS LONDON, ARNOLD D. SCOTT, JEFFREY L. SHAMES, and each of them, proxies with several powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of VERTEX CONTRARIAN FUND, to be held at 500 Boylston Street, Boston, Massachusetts, on Wednesday, August 25, 1999 at 9:30 a.m., notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROPOSALS HAVE BEEN PROPOSED BY THE BOARD OF TRUSTEES. IF NO DIRECTION IS GIVEN ON THE PROPOSALS, THIS PROXY CARD WILL BE VOTED "FOR" ITEMS 1 AND 2. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.


         PLEASE VOTE AND SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.


Please sign this proxy exactly as your name appears. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

         PLEASE MARK VOTES
         AS IN THIS EXAMPLE

1.)      NEW ADVISORY AGREEMENT WITH            For        Against      Abstain
         VERTEX INVESTMENT MANAGEMENT, INC.
                                               ------     ------       ------


2.)      RATIFICATION OF
         SELECTION OF ACCOUNTANTS              ______     ______       ______




Please be sure to sign and date this Proxy.    Date:__________________________




Shareholder sign here___________________  Co-owner sign here:_________________




Mark Line at right if comments or address change
have been noted on the reverse side of this card.             ______